EXHIBIT 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) by ArcBest Corporation (the “Registrant”), each of the undersigned hereby certifies that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

ARCBEST CORPORATION
(Registrant)

Date: February 28, 2020	/s/ Judy R. McReynolds
Judy R. McReynolds
Chairman, President and Chief Executive Officer and
Principal Executive Officer

6
ARCBEST CORPORATION
(Registrant)

Date: February 28, 2020	/s/ David R. Cobb
David R. Cobb
Vice President – Chief Financial Officer
and Principal Financial Officer